SR TACTICAL BOND FUND MANAGER CLASS shares: CMGMX 1-866-CMG-9456 www.cmgmutualfunds.com

Summary Prospectus

August 28, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated August 28, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.cmgmutualfunds.com/prospectuses. You can also obtain these documents at no cost by calling 1-866-CMG-9456 or by sending an email request to OrderCMGFunds@geminifund.com.

Investment Objective: The Fund seeks consistent positive returns throughout various fixed income cycles.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	MANAGER CLASS SHARE
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (1)	0.79%
Acquired Fund Fees and Expenses(2)	0.60%
Total Annual Fund Operating Expenses	2.89%
Fee Waiver and/or Reimbursement(3)	(1.29)%
Total Annual Fund Operating Expenses After Waiver and/or Reimbursement	1.60%

(1)

Estimated for the current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  Acquired Fund Fees and Expenses are the average indirect costs of investing in other investment companies (the "Underlying Funds").  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until  August 31, 2014, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Funds’ officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.00% of the Fund’s average daily net assets attributable to Manager Class shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fiscal year end during which the fees were waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Board of Trustees may terminate this expense reimbursement arrangement at any time, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Manager Class	$163	$773	$1,409	$3,122

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 2,984% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests primarily in long and short positions in US Treasury bonds through a combination of (i) Underlying Funds linked to the performance of the current US Long Treasury Bond, (ii) exchange traded funds linked to the performance of various Treasury bonds, (iii) Treasury Bonds and (iv) Treasury bond futures and other derivatives.  The Adviser believes that by applying systematic research (“SR”) and its  multi-factor quantitative model, the strategy can produce returns in excess of buying and holding U.S. Long Treasury Bond mutual funds through various fixed income cycles (periods of rising and falling interest rates both on a shorter-term or long-term basis).

The Fund may invest in fixed income securities of U.S. companies, both directly and indirectly through mutual funds, including open-end funds (mutual funds), closed-end funds and exchange-traded funds (collectively, “Underlying Funds”).  Exchange-traded funds or “ETFs” are registered investment companies that generally seek to track the performance of a particular market index, such as the Standard & Poor's 500, or of a particular segment of the market such as an industry sector or geographic region.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or “junk” bonds.  The Fund defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or determined to be of similar quality by the Fund’s Adviser. Such securities are considered speculative investments that carry greater risk of default.  The Fund may also hold U.S. Government securities or cash equivalents for collateralization obligations, to pay redemption requests or while pending investment.  The Fund may invest in a wide range of instruments, markets and asset classes, including but not limited to U.S. and foreign equities (including equity securities of companies in developing countries or emerging markets), other types of investment companies and derivative investments such as futures and options.  Derivative investments may be used by the adviser for hedging purposes or for speculative purposes.  The Fund (or the Underlying Funds in which the Fund may invest) may sell securities short or leverage its assets through borrowings for investment purposes.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Under normal circumstances, the Fund will invest at least 80% of its assets in US Treasury bonds, corporate bonds or Underlying Funds which invest primarily in US Treasury or corporate bonds (“80% Investment Policy”). The Adviser utilizes its own proprietary research as well as the research of independent third parties such as statistical reporting organizations or signal providers to identify suitable investments for the Fund during various fixed income cycles.  The strategy indicators that have varying weights are used to determine the Fund’s investment in Long Treasury Bond funds, ETFs, Treasury Bonds, futures contracts and derivatives on fixed income securities.  Each indicator will generate a signal indicating a long or short position.  The signals are blended to determine the appropriate investment.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

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Derivatives Risk – The Fund may use derivatives (including futures and options) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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Fixed Income Risk – The value of the Fund's investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

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Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Leveraging Risk – The use of leverage, such as borrowing money to purchase securities, will magnify the Fund's gains or losses.

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Management Style Risk – The Adviser's judgments about the potential appreciation of a particular security in which the Fund invests or calls it writes may prove to be incorrect.

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Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Short Position Risk – The Fund may invest in short futures positions which will prevent the Fund from participating in market gains.

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Short Selling Risk – The Fund (and the Underlying Funds) may engage in short selling activities, which are more risky than "long" positions (purchases) because the cost of the replacement security or instrument is unknown.

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Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Underlying Funds – Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other investment company and ETF is subject to specific risks, depending on the nature of the fund.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. Because the Manager Class does not have a full year of performance, performance of Class A shares is presented. The performance table compares the performance of the Fund’s Class A and Class I shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund’s returns prior to June 2013 were achieved while pursuing a materially different investment objective and strategy.  Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.cmgmutualfunds.com.

Class A Annual Total Return For Calendar Years Ended December 31

(Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.)

Best Quarter:	4th Quarter 2010	4.12%
Worst Quarter:	4th Quarter 2012	(2.86)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2013, was 0.55%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Since Inception (5/1/2009)
Class A Return before taxes	(7.47)%	(2.07)%
Class A Return after taxes on distributions	(7.47)%	(2.66)%
Class A Return after taxes on distributions and sale of Fund shares	(4.85)%	(2.06)%
Class I Return before taxes	(1.50)%	(0.70)%*
Barclays Capital Long Term Treasury Index (reflects no deduction for fees, expenses, or taxes)	3.56%	10.29%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	16.63%

*Inception date for Class I shares was October 20, 2011.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns for Class I shares, which are not shown, will vary from those of Class A shares.

The S&P 500® Index is a market capitalization-weighted index of 500 of the largest U.S. companies. The Barclays Capital Long Term Treasury Index (the “Barclays Index”) is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years. The Barclays Index was added in connection with the Fund’s change in strategy in June 2013.  Index returns assume reinvestment of dividends.  Unlike the Fund’s returns, however, they do not reflect any fees or expenses.  An investor cannot invest directly in an index.

Investment Adviser: CMG Capital Management Group, Inc.

Investment Adviser Portfolio Manager:  Stephen Blumenthal, Founder and Chief Executive Officer of CMG Capital Management Group Inc., has served the Fund as a portfolio manager since 2009.

Purchase and Sale of Fund Shares: The minimum initial investment to open an account is $25,000 ($5,000 for retirement accounts) and the minimum subsequent investment is $1,000.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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